PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED MAY 21, 2015

TO PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Prospectus for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2015.  Please keep this Supplement together with your Prospectus for future reference.

Page 31 — Replace the Average Annual Total Returns table for the Small Cap Value Fund with the following table to correct the 1-Year return for Class I Shares:

Average Annual Total Returns

(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years	Since Inception Of Class I (October 9, 2006)
Class A Shares
Return Before Taxes	-26.11%	11.47%	7.58%
Return After Taxes on Distributions	-27.43%	11.06%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	-13.69%	9.15%	6.16%
Class C Shares
Return Before Taxes	-22.19%	11.96%	7.37%
Class I Shares
Return Before Taxes	-21.36%	13.68%	NA	7.05%
Russell 2000® Index (does not reflect deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%	7.57%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.